UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2012

OCLARO, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30684	20-1303994
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Junction Avenue, San Jose, California 95134

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 383-1400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 26, 2012, Oclaro, Inc. (the “Company”) announced its financial results for the fiscal quarter ended December 31, 2011 and provided a related investor presentation. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 and the related investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 furnished herewith) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by the Registrant on January 26, 2012.

99.2	Investor Presentation issued by the Registrant on January 26, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.

Date: January 26, 2012	By:	/s/ Jerry Turin
Jerry Turin
Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description

99.1	Press Release issued by the Registrant on January 26, 2012.

99.2	Investor Presentation issued by the Registrant on January 26, 2012.